Investment Strategy - Rainwater Equity ETF	May 31, 2026
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES
Strategy Narrative [Text Block]
The Fund is an actively managed exchange-traded fund (“ETF”) that invests in companies that Rainwater Equity, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), believes are well positioned to generate durable growth and led by management teams that are focused on growing cash flow over the long term. The Fund will seek to invest globally across all market capitalizations (i.e., large-, mid-, and small-capitalization), although the Sub-Adviser expects the portfolio will consist primarily of mid- and large-capitalization companies from developed market countries, including the United States. Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Fund defines “equity securities” to include common stock, preferred stock, and depositary receipts. The Fund may, from time to time, have significant exposure to one or more sectors of the market. The Fund’s portfolio typically will be comprised of concentrated positions in particular companies (i.e., individual positions will frequently exceed 5% and may exceed 10% of the Fund’s net assets).
The Sub-Adviser’s investment process is designed to identify businesses in which the Sub-Adviser has a high degree of conviction associated with their revenue and cash flow trajectory. The Sub-Adviser generally seeks companies with a high degree of recurring revenue (i.e., revenue from repeat customers or purchases). The Sub-Adviser also looks to invest in companies that are led by management teams that have a track record of generating strong business results and prudently allocating shareholder capital to deliver attractive returns.
At times, the Fund may invest in initial public offerings (“IPOs”) of equity securities. An IPO is a company’s first offering of stock to the public. The Fund may, at times, invest in ETFs that invest in equity or fixed income securities.
The Fund may invest in cash or cash equivalent positions when the Sub-Adviser believes the equity markets offer limited investment opportunity or are overpriced based on its fundamental analysis. The Fund’s investments in cash equivalent positions may consist of short-term U.S. government securities and government agency securities, investment grade money market instruments, money market mutual funds, investment grade fixed income securities, repurchase agreements, commercial paper, and exchange-traded investment vehicles that principally invest in the foregoing instruments. At times, the Fund may hold a significant portion of its assets in cash or cash equivalent positions for extended periods of time while the Sub-Adviser waits for the equity markets to offer more attractive opportunities.
The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended, which means the Fund may take larger positions in a fewer number of issuers.
The Sub-Adviser may sell an investment if the investment thesis has been impaired (i.e., the Sub-Adviser’s view of the company has changed for the negative), there were changes to the fundamental operations of a company (e.g., an acquisition or recapitalization), changes to the business model or management team, or if the Sub-Adviser finds a more attractive investment opportunity.

Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in equity securities. The Fund defines “equity securities” to include common stock, preferred stock, and depositary receipts.